American Funds Distributors, Inc. 333 South Hope Street Los Angeles, California 90071 Telephone 800/421-5475 ext. 8

Selling Group Agreement

Ladies and Gentlemen:

We have entered into a principal underwriting agreement with each Fund in The American Funds group (Funds) under which we are appointed exclusive agent for the sale of shares. As such agent we offer to sell to you as a member of a Selling Group, shares of the Funds as are qualified for sale in your state, on the terms set forth below. We are acting as an underwriter within the meaning of the applicable rules of the Financial Industry Regulatory Authority (FINRA). In addition, we are the distributor of CollegeAmerica (Program), a college savings program as described in Section 529 of the Internal Revenue Code.

1. Authorization to Sell

You are to offer and sell shares only at the regular public price currently determined by the respective Funds in the manner described in their offering Prospectuses. This Agreement on your part runs to us and to the respective Funds and is for the benefit of and enforceable by each. The offering Prospectuses and this Agreement set forth the terms applicable to members of the Selling Group and all other representations or documents are subordinate. You understand that Class 529 shares of the Funds are available only as underlying investments through the Program.

2. Compensation on Sales of Class A Shares and Class 529-A Shares

a.	Category 1 Funds. On sales of Class A shares and Class 529-A shares of Funds listed in Category 1 on the attached Schedule A that are accepted by us and for which you are responsible, you will be paid dealer concessions as follows:

Concession as Sales Charge

Percentage of as Percentage

Purchases Offering Price of Offering Price

Less than $25,000	5.00%	5.75%
$25,000 but less than $50,000	4.25%	5.00%
$50,000 but less than $100,000	3.75%	4.50%
$100,000 but less than $250,000	2.75%	3.50%
$250,000 but less than $500,000	2.00%	2.50%
$500,000 but less than $750,000	1.60%	2.00%
$750,000 but less than $1,000,000	1.20%	1.50%
$1,000,000 or more	See below	None

b.	Category 2 Funds. On sales of Class A shares and Class 529-A shares of Funds listed in Category 2 on the attached Schedule A that are accepted by us and for which you are responsible, you will be paid the same dealer concessions indicated above except as follows:

Concession as Sales Charge

Percentage of as Percentage

Purchases Offering Price of Offering Price

Less than $100,000	3.00%	3.75%

c.	Category 3 Funds. On sales of Class A shares and Class 529-A shares of Funds listed in Category 3 on the attached Schedule A that are accepted by us and for which you are responsible, you will be paid dealer concessions as follows:

Concession as Sales Charge

Percentage of as Percentage

Purchases Offering Price of Offering Price

Less than $500,000	2.00%	2.50%
$500,000 but less than $750,000	1.60%	2.00%
$750,000 but less than $1 million	1.20%	1.50%
$1 million or more	See below	None

d.	Category 4 Funds. On sales of Class A shares and Class 529-A shares of the Funds listed in Category 4 on the attached Schedule A, no dealer concessions will be paid.

e.	Category 5 Funds. On sales of Class 529-A shares of Funds listed in Category 5 on the attached Schedule A that are accepted by us and for which you are responsible, you will be paid dealer concessions as follows:

Concession as Sales Charge

Percentage of as Percentage

Purchases Offering Price of Offering Price

Less than $100,000	3.50%	4.25%
$100,000 but less than $250,000	2.75%	3.50%
$250,000 but less than $500,000	2.00%	2.50%
$500,000 but less than $750,000	1.60%	2.00%
$750,000 but less than $1 million	1.20%	1.50%
$1 million or more	See below	None

f.	Purchases of Class A and Class 529-A shares amounting to $1 million or more

Category 1, Category 2 and Category 5 Funds. If you initiate and are responsible for sales of Class A shares and Class 529-A shares, a) amounting to $1 million or more or b) made to certain entities described in the Fund Prospectuses, including employer-sponsored defined contribution-type retirement plans that qualify to invest at net asset value under the terms of the Fund Prospectuses, you will be paid a dealer concession of 1.00% on sales to $10 million, plus 0.50% on amounts over $10 million up to $25 million, plus 0.25% on amounts over $25 million.

Category 3 Funds. If you initiate and are responsible for sales of Class A shares and Class 529-A shares, a) amounting to $1 million or more or b) made to certain entities described in the Fund Prospectuses, including employer-sponsored defined contribution-type retirement plans that qualify to invest at net asset value under the terms of the Fund Prospectuses, you will be paid a dealer concession of 1.00% on sales to $4 million, plus 0.50% on amounts over $4 million up to $10 million, plus 0.25% on amounts over $10 million.

All Funds. No dealer concessions are paid on any other sales of shares at net asset value, except that concessions may be paid to dealers on their sales of fund shares to accounts managed by affiliates of The Capital Group Companies, Inc. as set forth in this Agreement. Sales of shares of Washington Mutual Investors Fund below $1 million made in connection with certain accounts established before September 1, 1969, are subject to reduced concessions and sales charges as described in the Washington Mutual Investors Fund Prospectus. With respect to sales of shares of any tax-exempt fund, the concession schedule for sales of shares to retirement plans is inapplicable. The schedules of sales charges above apply to single purchases, concurrent purchases of two or more of the Funds (except those listed in Category 4 on the attached Schedule A), and purchases made under a statement of intention and pursuant to the right of accumulation, both of which are described in the Prospectuses.

3. Ongoing Service Fees for Class A and Class 529-A Shares

We are also authorized to pay you continuing service fees each quarter with respect to the Class A and Class 529-A shares of all the Funds to promote selling efforts and to compensate you for providing certain services to your clients, subject to your compliance with the following terms, which may be revised by us from time to time. Such fee shall be paid within 30 days following the end of the quarter for which such fees are payable (currently the quarters are February, May, August and November). Your eligibility to continue receiving this compensation will be evaluated periodically, and your failure to comply with the terms below may result in our discontinuing service fee payments to you. Initial qualification does not assure continued participation, and this service fee program may be amended or terminated by us at any time as indicated below.

a.	You agree to cooperate as requested with programs that we provide to enhance shareholder service. You also agree to assume an active role in providing investment-related services, examples of which may include creating an investment plan, conducting periodic investment reviews, evaluating client investment needs, etc., as well as to encourage your representatives to supplement your provision of shareholder account-related services such as processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the Funds. Redemption levels of shareholder accounts assigned to you will be considered in evaluating your continued participation in this service fee program.

b.	You agree to support our marketing and servicing efforts by granting reasonable requests for visits to your offices by our wholesalers.

c.	You agree to assign an individual to each shareholder account on your books and to reassign the account should that individual no longer be assigned to the account. You agree to instruct each such individual to regularly contact shareholders having accounts so assigned.

d.	You agree to pass through either directly or indirectly to the individual(s) assigned to such accounts a share of the service fees paid to you pursuant to this Agreement. You recognize that the service fee is intended to compensate the individual for providing, and encourage the individual to continue to provide, service to the account holder.

e.	You acknowledge that (i) all service fee payments are subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time, (ii) in order to receive a service fee for a particular quarter, the fee must amount to at least $10, and (iii) no service fees will be paid on shares purchased under the net asset value purchase privilege as described in the Funds’ statements of additional information.

f.	Ongoing compensation under this Agreement is subject to your providing the investment related services described above in paragraph (a).

g.	On Class A and Class 529-A shares of Funds listed in Category 1, Category 2, Category 3 and Category 5 on the attached Schedule A, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A and Class 529-A shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

Annual Service Fee Rate

Shares with a first anniversary of purchase before 7-1-88* 0.15%

Shares with a first anniversary of purchase on or after 7-1-88 0.25%

Shares of state-specific tax-exempt funds 0.25%

h.	On Class A and Class 529-A shares of Funds listed in Category 4 on the attached Schedule A, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A and Class 529-A shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

Annual Service Fee Rate

All Shares 0.15%

i.	Notwithstanding anything to the contrary in the Agreement, on Class A and Class 529-A shares of American Funds Inflation Linked Bond Fund and Short-Term Bond Fund of America and Class A of American Funds Short Term Tax Exempt Bond Fund, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A and Class 529-A shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

Annual Service Fee Rate

All Shares 0.15%

4. Compensation on Class C Shares and Class 529-C Shares

a.	On sales of Class C shares and Class 529-C shares of Funds listed in Category 1, Category 2, Category 3 and
Category 5 on the attached Schedule A that are accepted by us and for which you are responsible, we will pay you:

• a dealer concession of 0.75% of the amount invested, plus

• an immediate service fee of 0.25% of the amount invested.

b.	In addition, we will pay you ongoing compensation on a quarterly basis at the annual rate of 1.00% of the average daily net asset value of Class C shares and Class 529-C shares of Funds listed in Category 1, Category 2, Category 3, Category 4 and Category 5 on the attached Schedule A that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time.

5. Compensation on Class F-1 Shares

On Class F-1 shares of the Funds that were converted from Class C shares of the Funds or that were transferred to you and not held in a fee-based program, we will pay you ongoing compensation on a quarterly basis at the annual rate of 0.25% of the average daily net asset value of Class F-1 shares of the Funds listed in Category 1, Category 2, Category 3 and Category 4 on the attached Schedule A that are held in an account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time. You may not purchase Class F-1 shares of the Funds unless you have executed a separate agreement allowing for the purchase of Class F-1 shares. In addition, no fees shall be payable on Class F-1 shares pursuant to this Agreement if you have executed a separate agreement allowing for the purchase of Class F-1 shares.

6. Compensation on Class 529-E Shares

We will pay you ongoing compensation on a quarterly basis at the annual rate of 0.50% of the average daily net asset value of Class 529-E shares of Funds listed in Category 1, Category 2, Category 3, Category 4 and Category 5 on the attached Schedule A that are held in an account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time.

7. Retirement Plan Share Classes (R shares) and Account Options (for retirement plans only)

a.	We will pay you ongoing compensation on a quarterly basis, at the applicable annual rate set forth below, of the average daily net asset value of R shares of Funds listed in Category 1, Category 2, Category 3 and Category 4 on the attached Schedule A that are held in an employer-sponsored retirement plan (Plan) account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time. We expect that you will maintain one account for each of your Plan customers on the books of the Funds.

R Share Class Annual Compensation Rate

Class R-1 1.00%

Class R-2 0.75%

Class R-2E 0.60%

Class R-3 0.50%

Class R-4 0.25%

Class R-5 No compensation paid

Class R-5E No compensation paid

Class R-6 No compensation paid

b.	If you hold Plan accounts in an omnibus account (i.e., multiple Plans in one account on the books of the Funds), Plans that are added to the omnibus account after May 15, 2002 may invest only in R shares, and you must execute an Omnibus Addendum to the Selling Group Agreement, which you can obtain by calling our Home Office Service Team at 800/421-5475, extension 8.

8. Order Processing

Any order by you for the purchase of shares of the respective Funds through us shall be accepted at the time when it is received by us (or any clearing house agency that we may designate from time to time), and at the offering and sale price next determined, unless rejected by us or the respective Funds. In addition to the right to reject any order, the Funds have reserved the right to withhold shares from sale temporarily or permanently. We will not accept any order from you that is placed on a conditional basis or subject to any delay or contingency prior to execution. The procedures relating to the handling of orders shall be subject to instructions that we shall forward from time to time to all members of the Selling Group. The shares purchased will be issued by the respective Funds only against receipt of the purchase price, in collected New York or Los Angeles Clearing House funds subject to deduction of all concessions on such sale (reallowance of any concessions to which you are entitled on purchases at net asset value will be paid through our direct purchase concession system). If payment for the shares purchased is not received within three days after the date of confirmation the sale may be cancelled forthwith, by us or by the respective Funds, without any responsibility or liability on our part or on the part of the Funds, and we and/or the respective Funds may hold you responsible for any loss, expense, liability or damage, including loss of profit suffered by us and/or the respective Funds, resulting from your delay or failure to make payment as aforesaid.

9. Timeliness of Submitting Orders

a.	You are obliged to date and indicate the time of receipt of all orders you receive from your customers and to transmit promptly all orders to us in time to provide for processing at the price next determined after receipt by you, in accordance with the Prospectuses. You are not to withhold placing with us orders received from any customers for the purchase of shares. You shall not purchase shares through us except for the purpose of covering purchase orders already received by you, or for your bona fide investment.

b. You confirm that your firm has policies and procedures in place to ensure that only those orders received by your firm by 4:00 p.m. Eastern Time on any business day will be submitted to us to receive that business day’s price. Orders received by you after 4:00 p.m. Eastern Time must be executed at the price next determined after the order was received by you.

10. Repurchase of Shares

If any share is repurchased by any of the Funds or is tendered thereto for redemption within seven business days after confirmation by us of the original purchase order from you for such security, you shall forthwith refund to us the full concessions paid to you on the original sale.

11. Processing Redemption Requests

You shall not purchase any share of any of the Funds from a record holder at a price lower than the net asset value next determined by or for the Funds’ shares. You shall, however, be permitted to sell any shares for the account of a shareholder of the Funds at the net asset value currently quoted by or for the Funds’ shares, and may charge a fair service fee for handling the transaction provided you disclose the fee to the record owner.

12. Prospectuses and Marketing Materials

We shall furnish you without charge reasonable quantities of offering Prospectuses (including any supplements currently in effect), current shareholder reports of the Funds, and sales materials issued by us from time to time. In the purchase of shares through us, you are entitled to rely only on the information contained in the offering Prospectus(es). You may not publish any advertisement or distribute sales literature or other written material to the public that makes reference to us or any of the Funds (except material that we furnished to you) without our prior written approval.

13. Effect of Prospectus

This Agreement is in all respects subject to statements regarding the sale and repurchase or redemption of shares made in offering Prospectuses of the Funds, and to the applicable Rules of FINRA, which shall control and override any provision to the contrary in this Agreement.

14. Relationship of Parties

You shall make available shares of the Funds only through us. In no transaction (whether of purchase or sale) shall you have any authority to act as agent for, partner of, or participant in a joint venture with us or with the Funds or any other entity having either a Selling Group Agreement or other Agreement with us.

15. State Securities Qualification

We act solely as agent for the Funds and are not responsible for qualifying the Funds or their shares for sale in any jurisdiction. Upon written request we will provide you with a list of the jurisdictions in which the Funds or their shares are qualified for sale. We also are not responsible for the issuance, form, validity, enforceability or value of Fund shares.

16. Representations

a.	You represent that (i) you are a properly registered or licensed broker or dealer under applicable federal and state securities laws and regulations and are complying with and will continue to comply with all applicable federal and state laws, rules and regulations, (ii) you are a member of FINRA, (iii) your membership with FINRA is not currently suspended or terminated and (iv) to the extent you offer any Class 529 shares, you are properly registered to offer such shares.

b.	We represent that (i) we are acting as an underwriter within the meaning of the applicable rules of FINRA and are complying with and will continue to comply with all applicable federal and state laws, rules and regulations, (ii) we are a member of FINRA and (iii) our membership with FINRA is not currently suspended or terminated.

c. Each party to this Agreement represents that it will comply with all applicable laws, including applicable state privacy laws.

d.	Each party agrees to notify the other party immediately in writing if the foregoing representations cease to be true to a material extent.

17. Confidentiality

Each party to this Agreement agrees to maintain all information received from the other party pursuant to this Agreement in confidence, and each party agrees not to use any such information for any purpose, or disclose any such information to any person, except as permitted by applicable laws, rules and regulations. This provision shall survive the termination of this Agreement.

18. Termination

Either of us may cancel this Agreement at any time by written notice to the other.

19. Notices

All communications to us should be sent to the following address:

American Funds Distributors, Inc.

Attn: Contract Administration
3500 Wiseman Boulevard
San Antonio, TX 78251-4321

Telephone No.: 800/421-5475, ext 8

Facsimile No.: 210/474-4088

Any notice to you shall be duly given if mailed or sent by overnight courier to you at the address specified by you below.

20. Miscellaneous

a. Payments of 12b-1 fees to you for payment to your financial advisers in respect of American Funds U.S. Government Money Market Fund are currently suspended for all share classes except Class F-1, R-2, R-2E, R-3 and R-4 shares. Payments for other share classes may resume at a future date, if the fund’s investment adviser determines, in its sole discretion, that the yield on the fund’s portfolio securities supports such payments. Notwithstanding the foregoing, payments of 12b-1 fees in respect of American Funds U.S. Government Money Market Fund may be discontinued if the fund’s investment adviser determines, in its sole discretion, that the yield on the fund’s portfolio securities does not support such payments.

b. We reserve the right not to pay any compensation more than six (6) months in arrears in respect of accounts and/or assets that were not timely identified as eligible for compensation pursuant to this Agreement.

Execute this Agreement in duplicate and return one of the duplicate originals to us for our file. This Agreement (i) may be amended by notification from us and orders received following such notification shall be deemed to be an acceptance of any such amendment; (ii) may be electronically stored and the electronic copy shall constitute a true, complete, valid, authentic and enforceable record of the Agreement; and (iii) shall be construed in accordance with the laws of the State of California.

Very truly yours,

American Funds Distributors, Inc.

By _____________________________________________

Matthew P. O’Connor

President

Accepted

________________________________________________

Firm

By_____________________________________________

Officer or Partner

________________________________________________

Print Name

________________________________________________

Title

Address:

________________________________________________

________________________________________________

Date:

________________________________________________

Schedule A

April 1, 2017

(supersedes all previous versions of Schedule A)

Category 1	A	C	F-1	529-A	529-C	529-E	R-1	R-2	R-2E	R-3	R-4	R-5	R-5E	R-6
AMCAP Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Balanced Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Developing World Growth and Income Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Global Balanced Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Portfolio Series
American Funds Balanced Portfolio	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Global Growth Portfolio	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Growth and Income Portfolio	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Growth Portfolio	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Income Portfolio	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Retirement Income Portfolio Series	•	•	e	na	na	na	•	•	•	•	•	•	•	•
American Funds Target Date Retirement Series	•	•	e	na	na	na	•	•	•	•	•	•	•	•
American Mutual Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
Capital Income Builder	•	•	e	•	•	•	•	•	•	•	•	•	•	•
Capital World Growth and Income Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
EuroPacific Growth Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
Fundamental Investors	•	•	e	•	•	•	•	•	•	•	•	•	•	•
The Growth Fund of America	•	•	e	•	•	•	•	•	•	•	•	•	•	•
The Income Fund of America	•	•	e	•	•	•	•	•	•	•	•	•	•	•
International Growth and Income Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
The Investment Company of America	•	•	e	•	•	•	•	•	•	•	•	•	•	•
The New Economy Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
New Perspective Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
New World Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
SMALLCAP World Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
Washington Mutual Investors Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•

Category 2
American Funds Corporate Bond Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Emerging Markets Bond Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Mortgage Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Portfolio Series
American Funds Tax-Advantaged Income Portfolio	•	•	e	na	na	na	na	na	na	na	na	na	na	na
American Funds Strategic Bond Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Tax-Exempt Fund of New York	•	•	e	na	na	na	na	na	na	na	na	na	na	na
American High-Income Municipal Bond Fund	•	•	e	na	na	na	na	na	na	na	na	na	na	na
American High-Income Trust	•	•	e	•	•	•	•	•	•	•	•	•	•	•
The Bond Fund of America	•	•	e	•	•	•	•	•	•	•	•	•	•	•
Capital World Bond Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•

	A	C	F-1	529-A	529-C	529-E	R-1	R-2	R-2E	R-3	R-4	R-5	R-5E	R-6
Category 2 (continuation)
The Tax-Exempt Bond Fund of America	•	•	e	na	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of California	•	•	e	na	na	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•

Category 3
American Funds College Enrollment Fund	na	na	na	•	•	•	na	na	na	na	na	na	na	na
American Funds Inflation Linked Bond Fund	•	e	e	•	e	•	•	•	•	•	•	•	•	•
American Funds Portfolio Series
American Funds Preservation Portfolio	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Tax-Exempt Preservation Portfolio	•	•	e	na	na	na	na	na	na	na	na	na	na	na
American Funds Short-Term Tax-Exempt Bond Fund	•	na	e	na	na	na	na	na	na	na	na	na	na	na
Intermediate Bond Fund of America	•	e	e	•	e	•	•	•	•	•	•	•	•	•
Limited Term Tax-Exempt Bond Fund of America	•	e	e	na	na	na	na	na	na	na	na	na	na	na
Short-Term Bond Fund of America	•	e	e	•	e	•	•	•	•	•	•	•	•	•

Category 4
American Funds U.S. Government Money Market Fund	•	e	e	•	e	•	•	•	•	•	•	•	•	•

Category 5
American Funds College Target Date Series (all funds except American Funds College Enrollment Fund)	na	na	na	•	•	•	na	na	na	na	na	na	na	na

Class F-1, Class F-2, Class F-3, and Class 529-F-1 shares are available for purchase pursuant to a separate agreement.

• Share class is available

e Share class is available for exchanges only

na Share class is not available

Schedule B

Retirement Plan Recordkeeping Solutions

American Funds Retirement Plan Services makes available retirement plan recordkeeping solutions. As a member of the Selling Group, you have access to these retirement plan recordkeeping solutions under the terms set forth below. With respect to sales you make through our retirement plan recordkeeping solutions, we will pay you as servicing dealer ongoing compensation on a quarterly basis, at the applicable annual rate set forth below, based on the average daily net asset value of Eligible Plan Assets that are held in a Plan assigned to you at the end of the quarter for which payment is made. For purposes of this Agreement, Eligible Plan Assets means total Plan assets (including assets invested in American Funds and other mutual funds or investment options approved for use) maintained on our recordkeeping system, excluding (i) assets held in self-directed brokerage accounts, (ii) employer stock and (iii) any other investment option not approved for use. Compensation will not vary based upon the selection of available investment options and will accrue on a calendar-quarter basis and shall be paid within 30 days following the end of the quarter for which such fees are payable. The payment of this compensation is subject to the limitations contained in each American Funds’ Plan of Distribution and may be varied or discontinued at any time.

1. RecordkeeperDirect (American Funds Only)

Share Class	Annual Compensation Rate
Class A Shares*	0.25%
Class R-2 Shares	0.75%
Class R-3 Shares	0.50%
Class R-4 Shares	0.25%
Class R-5 Shares	No compensation paid

* Class A shares are not available to new plans. No upfront commissions are paid on Class A shares held through the RecordkeeperDirect Program.

2. PlanPremier (TPA & Bundled)

Eligible Plan Assets	Annual Compensation Rate
Eligible Plan Assets that include American Funds Class R-2 Shares	0.65%
Eligible Plan Assets that include American Funds Class R-2E Shares	0.50%
Eligible Plan Assets that include American Funds Class R-3 Shares	0.35%
Eligible Plan Assets that include American Funds Class R-4 Shares*	0.25%
Eligible Plan Assets that include American Funds Class R-5 Shares	No compensation paid
Eligible Plan Assets that include American Funds Class R-5E Shares	No compensation paid
Eligible Plan Assets that include American Funds Class R-6 Shares	No compensation paid

* For certain grandfathered Class R-4 plans, the annual compensation rate is 0.20%.

* Except U.S. Government Securities Fund, which pays service fees at the 0.25% rate on all shares held at least 12 months.

Bank/Trust Company Selling Group Agreement

Ladies and Gentlemen:

We have entered into a principal underwriting agreement with each Fund in The American Funds Group (Funds) under which we are appointed exclusive agent for the sale of shares. You have indicated that you wish to act as agent for your customers in connection with the purchase, sale and redemption of shares of the Funds as are qualified for sale in your state. We agree to honor your request, subject to the terms set forth below. In addition, we are the distributor of CollegeAmerica (Program), a college savings program as described in Section 529 of the Internal Revenue Code.

1. Authorization

a.	In placing orders for the purchase and sale of shares of the Funds, you will be acting as agent for your customers. We shall execute transactions for each of your customers only upon your authorization, at the regular public price currently determined by the respective Funds in the manner described in their offering Prospectuses. The offering Prospectuses and this Agreement set forth the terms applicable to sales of shares of the Funds through you and all other representations or documents are subordinate. You understand that

(i)	Class 529 shares of the Funds are available only as underlying investments through the Program,
(ii)	Class F shares are available only pursuant to a Bank/Trust Company Class F Share Participation Agreement,
(iii)	Employer-sponsored retirement plans that are not currently invested in Class A shares and that wish to invest without a sales charge are not eligible to purchase Class A shares. Such plans may invest only in Class R shares,
(iv)	You may not make available to your clients (Client), Class C or Class 529-C shares until you have demonstrated to our affiliate, American Funds Service Company, that you have the appropriate systems in place to assess the contingent deferred sales charge associated with those share classes, and
(v)	Unless otherwise permitted under this Agreement or any other Agreement with us, you may not maintain any non-retirement accounts for your Clients in an omnibus account (i.e., multiple Client accounts in one account on the books of the Funds).

b.	If your firm is providing trading and custodial services to other banks and the Client purchasing Shares is a client of another bank, you may not facilitate those transactions unless you disclose the identity of the underlying bank representing that client. You shall also disclose the identity of any introducing intermediary (for example, broker, consultant, or registered investment advisor) involved in any transaction that you facilitate. The required disclosures shall be made in such format as we mutually agree.

2. Compensation on Sales of Class A Shares and Class 529-A Shares

a.	Category 1 Funds: On each purchase order for Class A shares and Class 529-A shares of Funds listed in Category 1 on the attached Schedule A that is accepted by us and for which you are responsible, you will be paid compensation as follows:

Compensation as Sales Charge

Percentage of as Percentage

Purchases Offering Price of Offering Price

Less than $25,000	5.00%	5.75%
$25,000 but less than $50,000	4.25%	5.00%
$50,000 but less than $100,000	3.75%	4.50%
$100,000 but less than $250,000	2.75%	3.50%
$250,000 but less than $500,000	2.00%	2.50%
$500,000 but less than $750,000	1.60%	2.00%
$750,000 but less than $1,000,000	1.20%	1.50%
$1,000,000 or more	See below	None

b.	Category 2 Funds: On each purchase order for Class A shares and Class 529-A shares of Funds listed in Category 2 on the attached Schedule A that is accepted by us and for which you are responsible, you will be paid the same compensation indicated above except as follows:

Compensation as Sales Charge

Percentage of as Percentage

Purchases Offering Price of Offering Price

Less than $100,000	3.00%	3.75%

c.	Category 3 Funds. On each purchase order for Class A shares and Class 529-A shares of Funds listed in Category 3 on the attached Schedule A, that are accepted by us and for which you are responsible, you will be paid compensation as follows:

Compensation as Sales Charge

Percentage of as Percentage

Purchases Offering Price of Offering Price

Less than $500,000	2.00%	2.50%
$500,000 but less than $750,000	1.60%	2.00%
$750,000 but less than $1 million	1.20%	1.50%
$1 million or more	See below	None
d.	Category 4 Funds. On sales of Class A shares and Class 529-A shares of Funds listed in Category 4 on the attached Schedule A, no compensation will be paid.

e.	Category 5 Funds. On sales of Class 529-A shares of Funds listed in Category 5 on the attached Schedule A that are accepted by us and for which you are responsible, you will be paid compensation as follows:

Compensation as Sales Charge

Percentage of as Percentage

Purchases Offering Price of Offering Price

Less than $100,000	3.50%	4.25%
$100,000 but less than $250,000	2.75%	3.50%
$250,000 but less than $500,000	2.00%	2.50%
$500,000 but less than $750,000	1.60%	2.00%
$750,000 but less than $1 million	1.20%	1.50%
$1 million or more	See below	None

f. Purchases of Class A and Class 529-A shares amounting to $1 million or more

Category 1, Category 2 and Category 5 Funds. If you initiate and are responsible for sales of Class A shares and Class 529-A shares, a) amounting to $1 million or more or b) made to certain entities described in the Fund Prospectuses, including employer-sponsored defined contribution-type retirement plans that qualify to invest at net asset value under the terms of the Fund Prospectuses, you will be paid a dealer concession of 1.00% on sales to $10 million, plus 0.50% on amounts over $10 million up to $25 million, plus 0.25% on amounts over $25 million.

Category 3 Funds. If you initiate and are responsible for sales of Class A shares and Class 529-A shares, a) amounting to $1 million or more or b) made to certain entities described in the Fund Prospectuses, including employer-sponsored defined contribution-type retirement plans that qualify to invest at net asset value under the terms of the Fund Prospectuses, you will be paid a dealer concession of 1.00% on sales to $4 million, plus 0.50% on amounts over $4 million up to $10 million, plus 0.25% on amounts over $10 million.

All Funds. No dealer concessions are paid on any other sales of shares at net asset value, except that concessions may be paid to dealers on their sales of fund shares to accounts managed by affiliates of The Capital Group Companies, Inc. as set forth in this Agreement. Sales of shares of Washington Mutual Investors Fund below $1 million made in connection with certain accounts established before September 1, 1969, are subject to reduced concessions and sales charges as described in the Washington Mutual Investors Fund Prospectus. With respect to sales of shares of any tax-exempt fund, the concession schedule for sales of shares to retirement plans is inapplicable. The schedules of sales charges above apply to single purchases, concurrent purchases of two or more of the Funds (except those listed in Category 4 on the attached Schedule A), and purchases made under a statement of intention and pursuant to the right of accumulation, both of which are described in the Prospectuses.

3. Ongoing Service Fees for Class A and Class 529-A Shares

We are also authorized to pay you continuing service fees each quarter with respect to the Class A and Class 529-A, shares of all the Funds to compensate you for providing certain services to your clients, subject to your compliance with the following terms, which may be revised by us from time to time. Such fee shall be paid within 30 days following the end of the quarter for which such fees are payable (currently the quarters are February, May, August and November). Your eligibility to continue receiving this compensation will be evaluated periodically, and your failure to comply with the terms below may result in our discontinuing service fee payments to you. Initial qualification does not assure continued participation, and this service fee program may be amended or terminated by us at any time as indicated below.

a.	You agree to cooperate as requested with programs that we provide to enhance shareholder service. You also agree to assume an active role in providing investment-related services, examples of which may include creating an investment plan, conducting periodic investment reviews, evaluating client investment needs, etc., as well as to encourage your representatives to supplement your provision of shareholder account-related services such as processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the Funds. Redemption levels of shareholder accounts assigned to you will be considered in evaluating your continued participation in this service fee program.

b.	You agree to support our marketing and servicing efforts by granting reasonable requests for visits to your offices by our wholesalers.

c.	You agree to assign an individual to each shareholder account on your books and to reassign the account should that individual no longer be assigned to the account. You agree to instruct each such individual to regularly contact shareholders having accounts so assigned.

d.	You agree to pass through either directly or indirectly to the individual(s) assigned to such accounts a share of the service fees paid to you pursuant to this Agreement. You recognize that the service fee is intended to compensate the individual for providing, and encourage the individual to continue to provide, service to the account holder.

e.	You acknowledge that (i) all service fee payments are subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time; (ii) in order to receive a service fee for a particular quarter, the fee must amount to at least $10, and (iii) no service fees will be paid on shares purchased under the net asset value purchase privilege as described in the Funds’ statements of additional information.

f.	Ongoing compensation under this Agreement is subject to your providing the investment related services as described above in paragraph (a).

g.	On Class A and Class 529-A shares of Funds listed in Category 1, Category 2, Category 3 and Category 5 on the attached Schedule A, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A and Class 529-A shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

Annual Service Fee Rate

Shares with a first anniversary of purchase before 7-1-88* 0.15%

Shares with a first anniversary of purchase on or after 7-1-88 0.25%

Shares of state-specific tax-exempt funds 0.25%

h.	On Class A and Class 529-A shares of Funds listed in Category 4 on the attached Schedule A, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A and Class 529-A shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

Annual Service Fee Rate

All Shares 0.15%

i.	Notwithstanding anything to the contrary in the Agreement, on Class A and Class 529-A shares of American Funds Inflation Linked Bond Fund and Short-Term Bond Fund of America and Class A shares of American Funds Short-Term Tax-Exempt Bond Fund, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A and Class 529-A shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

Annual Service Fee Rate

All Shares 0.15%

4. Compensation on Sales of Class C Shares and Class 529-C Shares

a.	On purchase orders for Class C shares and Class 529-C shares of Funds listed in Category 1, Category 2, Category 3 and Category 5 on the attached Schedule A that are accepted by us and for which you are responsible, we will pay you:

• compensation of 0.75% of the amount invested, plus

• an immediate service fee of 0.25% of the amount invested.

b.	In addition, we will pay you ongoing compensation on a quarterly basis at the annual rate of 1.00% of the average daily net asset value of Class C shares and Class 529-C shares of Funds listed in Category 1, Category 2, Category 3,, Category 4 and Category 5 on the attached Schedule A that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time.

5. Compensation on Class F-1 Shares

On Class F-1 shares of the Funds that were converted from Class C shares of the Funds or that were transferred to you and not held in a fee-based program, we will pay you ongoing compensation on a quarterly basis at the annual rate of 0.25% of the average daily net asset value of Class F-1 shares of the Funds listed in Category 1, Category 2, Category 3 and Category 4 on the attached Schedule A that are held in an account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time. You may not purchase Class F-1 shares of the Funds unless you have executed a separate agreement allowing for the purchase of Class F-1 shares. In addition, no fees shall be payable on Class F-1 shares pursuant to this Agreement if you have executed a separate agreement allowing for the purchase of Class F-1 shares.

6. Compensation on Sales of Class 529-E Shares

We will pay you ongoing compensation on a quarterly basis at the annual rate of 0.50% of the average daily net asset value of Class 529-E shares of Funds listed in Category 1, Category 2, Category 3, Category 4 and Category 5 on the attached Schedule A that are held in an account assigned to you at the end of the quarter for which payment is made.

The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time.

7. Retirement Plan Share Classes (R shares) and Account Options (for retirement plans only)

a.	We will pay you ongoing compensation on a quarterly basis, at the applicable annual rate set forth below, of the average daily net asset value of R shares of Funds listed in Category 1, Category 2, Category 3 and Category 4 on the attached Schedule A that are held in an employer-sponsored retirement plan (Plan) account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time. We expect that you will maintain one account for each of your Plan customers on the books of the Funds.

R Share Class	Annual Compensation Rate
Class R-1	1.00%
Class R-2	0.75%
Class R-2E	0.60%
Class R-3	0.50%
Class R-4	0.25%
Class R-5	No compensation paid
Class R-5E	No compensation paid
Class R-6	No compensation paid

b.	If you hold Plan accounts in an omnibus account (i.e., multiple Plans in one account on the books of the Funds), the Plans may invest only in R shares, and you may be required to execute an Omnibus Addendum to the Bank/Trust Selling Group Agreement, which you can obtain by calling our Home Office Service Team at 800/421-5475, extension 8.

8. Order Processing

Any order by you for the purchase of shares of the respective Funds through us shall be accepted at the time when it is received by us (or any clearinghouse agency that we may designate from time to time), and at the offering and sale price next determined, unless rejected by us or the respective Funds. In addition to the right to reject any order, the Funds have reserved the right to withhold shares from sale temporarily or permanently. We will not accept any order from you that is placed on a conditional basis or subject to any delay or contingency prior to execution. The procedure relating to the handling of orders shall be subject to the rules of the National Securities Clearing Corporation (NSCC) and any instructions that we shall forward from time to time to all members of the Selling Group. The shares purchased will be issued by the respective Funds only against receipt of the purchase price, in collected New York or Los Angeles Clearing House funds subject to deduction of all compensation on such sale (reallowance of any compensation to which you are entitled on purchases at net asset value will be paid through our direct purchase compensation system). If payment for the shares purchased is not received within the time limits set by the NSCC, the sale may be cancelled forthwith, by us or by the respective Funds, without any responsibility or liability on our part or on the part of the Funds, and we and/or the respective Funds may hold you responsible for any loss, expense, liability or damage, including loss of profit suffered by us and/or the respective Funds, resulting from your delay or failure to make payment as aforesaid.

9. Timeliness of Submitting Orders

a.	You are obliged to date and indicate the time of receipt of all orders you receive from your customers and to transmit promptly all orders to us in time to provide for processing at the price next determined after receipt by you, in accordance with the Prospectuses. You are not to withhold placing with us orders received from any customers for the purchase of shares. You shall not purchase shares through us except for the purpose of covering purchase orders already received by you, or for your bona fide investment.

b.	You confirm that your firm has policies and procedures in place to ensure that only those orders received by your firm by 4:00 p.m. Eastern Time on any business day will be submitted to us to receive that business day’s price. Orders received by you after 4:00 p.m. Eastern Time must be executed at the price next determined after the order was received by you.

10. Repurchase of Shares

If any share is repurchased by any of the Funds or is tendered thereto for redemption within seven business days after confirmation by us of the original purchase order from you for such security, you shall forthwith refund to us the full compensation paid to you on the original sale.

11. Processing Redemption Requests

You shall not purchase any share of any of the Funds from a record holder at a price lower than the net asset value next determined by or for the Funds’ shares. You shall, however, be permitted to sell any shares for the account of a shareholder of the Funds at the net asset value currently quoted by or for the Funds’ shares, and may charge a fair service fee for handling the transaction provided you disclose the fee to the record owner.

12. Prospectuses and Marketing Materials

We shall furnish you without charge reasonable quantities of offering Prospectuses (including any supplements currently in effect) current shareholder reports of the Funds, and sales materials issued by us from time to time. In the purchase of shares through us, you are entitled to rely only on the information contained in the offering Prospectus (es). You may not publish any advertisement or distribute sales literature or other written material to the public that makes reference to us or any of the Funds (except material that we furnished to you) without our prior written approval.

13. Effect of Prospectus

This Agreement is in all respects subject to statements regarding the sale and repurchase or redemption of shares made in offering Prospectuses of the Funds, which shall control and override any provision to the contrary in this Agreement.

14. Relationship of Parties

You shall make available shares of the Funds only through us. In no transaction (whether of purchase or sale) shall you have any authority to act as agent for, partner of, or participant in a joint venture with us or with the Funds or any other entity having either a Bank Trust Selling Group Agreement or other Agreement with us.

15. State Securities Qualification

We act solely as agent for the Funds and are not responsible for qualifying the Funds or their shares for sale in any jurisdiction. Upon written request we will provide you with a list of the jurisdictions in which the Funds or their shares are qualified for sale. We also are not responsible for the issuance, form, validity, enforceability or value of Fund shares.

16. Representations

a.	You represent that (1) you are (a) a properly registered or licensed broker or dealer under applicable federal and state securities laws and regulations, a member of the Financial Industry Regulatory Authority (FINRA), and your membership with FINRA is not currently suspended or terminated or (b) a "bank" as defined in Section 3(a)(6) of the Securities Exchange Act of 1934 (or other financial institution) and not otherwise required to register as a broker or dealer under such Act or any state laws; (2) you are complying with and will continue to comply with all applicable federal and state laws, rules and regulations; (3) you have received a legal opinion that your receipt of 12b-1 distribution fees will not violate any applicable federal or state laws or regulations, and (4) to the extent you offer any Class 529 shares, you are permitted by applicable law to offer such shares. You also agree that, if you are a bank or other financial institution as set forth above, you will comply with the applicable rules of FINRA, that you will maintain adequate records with respect to your customers and their transactions, and that such transactions will be without recourse against you by your customers. We recognize that, in addition to applicable provisions of state and federal securities laws, you may be subject to the provisions of other laws governing, among other things, the conduct of activities by federal- and state-chartered and supervised financial institutions and their affiliated organizations. Because you will be the only entity having a direct relationship with the customer in connection with securities purchases hereunder, you will be responsible in that relationship for insuring compliance with all applicable federal and state laws, rules and regulations relating to securities purchases hereunder.

b.	We represent that (1) we are acting as an underwriter within the meaning of the applicable rules of FINRA and are complying with and will continue to comply with all applicable federal and state laws, rules and regulations, (2) we are a member of FINRA and (3) our membership with FINRA is not currently suspended or terminated.

c.	Each party to this Agreement represents that it will comply with all applicable laws, including applicable state privacy laws.

d.	Each party agrees to notify the other party immediately in writing if the foregoing representations cease to be true to a material extent.

17. Confidentiality

Each party to this Agreement agrees to maintain all information received from the other party pursuant to this Agreement in confidence, and each party agrees not to use any such information for any purpose, or disclose any such information to any person, except as permitted by applicable laws, rules and regulations. This provision shall survive the termination of this Agreement.

18. Termination

Either of us may cancel this Agreement at any time by written notice to the other.

19. Notices

All communications to us should be sent to the following address:

American Funds Distributors, Inc.

Attn: Contract Administration
3500 Wiseman Boulevard
San Antonio, TX 78251-4321

Telephone No.: 800/421-5475, extension 8

Facsimile No.: 210/474-4088

Any notice to you shall be duly given if mailed or sent by overnight courier to you at the address specified by you below.

20. Miscellaneous

a. Payments of 12b-1 fees to you for payment to your financial advisers in respect of American Funds U.S. Government Money Market Fund are currently suspended for all share classes except Class F-1, R-2, R-2E, R-3 and R-4 shares. Payments for other share classes may resume at a future date, if the fund’s investment adviser determines, in its sole discretion, that the yield on the fund’s portfolio securities supports such payments. Notwithstanding the foregoing, payments of 12b-1 fees in respect of American Funds U.S. Government Money Market Fund may be discontinued if the fund’s investment adviser determines, in its sole discretion, that the yield on the fund’s portfolio securities does not support such payments.

b.	We reserve the right not to pay any compensation more than six (6) months in arrears in respect of accounts and/or assets that were not timely identified as eligible for compensation pursuant to this Agreement.

Execute this Agreement in duplicate and return one of the duplicate originals to us for our file. This Agreement (i) may be amended by notification from us and orders received following such notification shall be deemed to be an acceptance of any such amendment; (ii) may be electronically stored and the electronic copy shall constitute a true, complete, valid, authentic and enforceable record of the Agreement; and (iii) shall be construed in accordance with the laws of the State of California.

Very truly yours,

American Funds Distributors, Inc.

By: ____________________________________

Matthew P. O’Connor

President

Accepted

________________________________________________

Firm

By_____________________________________________

Officer or Partner

Print Name: ___________________________________________

Title: _________________________________________________

Address: _____________________________________________

_____________________________________________

Date: _____________________________________________

Schedule A

April 1, 2017

(supersedes all previous versions of Schedule A)

Category 1	A	C	F-1	529-A	529-C	529-E	R-1	R-2	R-2E	R-3	R-4	R-5	R-5E	R-6
AMCAP Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Balanced Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Developing World Growth and Income Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Global Balanced Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Portfolio Series
American Funds Balanced Portfolio	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Global Growth Portfolio	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Growth and Income Portfolio	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Growth Portfolio	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Income Portfolio	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Retirement Income Portfolio Series	•	•	e	na	na	na	•	•	•	•	•	•	•	•
American Funds Target Date Retirement Series	•	•	e	na	na	na	•	•	•	•	•	•	•	•
American Mutual Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
Capital Income Builder	•	•	e	•	•	•	•	•	•	•	•	•	•	•
Capital World Growth and Income Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
EuroPacific Growth Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
Fundamental Investors	•	•	e	•	•	•	•	•	•	•	•	•	•	•
The Growth Fund of America	•	•	e	•	•	•	•	•	•	•	•	•	•	•
The Income Fund of America	•	•	e	•	•	•	•	•	•	•	•	•	•	•
International Growth and Income Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
The Investment Company of America	•	•	e	•	•	•	•	•	•	•	•	•	•	•
The New Economy Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
New Perspective Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
New World Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
SMALLCAP World Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
Washington Mutual Investors Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•

Category 2
American Funds Corporate Bond Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Emerging Markets Bond Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Mortgage Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Portfolio Series
American Funds Tax-Advantaged Income Portfolio	•	•	e	na	na	na	na	na	na	na	na	na	na	na
American Funds Strategic Bond Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Tax-Exempt Fund of New York	•	•	e	na	na	na	na	na	na	na	na	na	na	na
American High-Income Municipal Bond Fund	•	•	e	na	na	na	na	na	na	na	na	na	na	na
American High-Income Trust	•	•	e	•	•	•	•	•	•	•	•	•	•	•
The Bond Fund of America	•	•	e	•	•	•	•	•	•	•	•	•	•	•
Capital World Bond Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•

	A	C	F-1	529-A	529-C	529-E	R-1	R-2	R-2E	R-3	R-4	R-5	R-5E	R-6
Category 2 (continuation)
The Tax-Exempt Bond Fund of America	•	•	e	na	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of California	•	•	e	na	na	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	•	•	e	•	•	•	•	•	•	•	•	•	•	•

Category 3
American Funds College Enrollment Fund	na	na	na	•	•	•	na	na	na	na	na	na	na	na
American Funds Inflation Linked Bond Fund	•	e	e	•	e	•	•	•	•	•	•	•	•	•
American Funds Portfolio Series
American Funds Preservation Portfolio	•	•	e	•	•	•	•	•	•	•	•	•	•	•
American Funds Tax-Exempt Preservation Portfolio	•	•	e	na	na	na	na	na	na	na	na	na	na	na
American Funds Short-Term Tax-Exempt Bond Fund	•	na	e	na	na	na	na	na	na	na	na	na	na	na
Intermediate Bond Fund of America	•	e	e	•	e	•	•	•	•	•	•	•	•	•
Limited Term Tax-Exempt Bond Fund of America	•	e	e	na	na	na	na	na	na	na	na	na	na	na
Short-Term Bond Fund of America	•	e	e	•	e	•	•	•	•	•	•	•	•	•

Category 4
American Funds U.S. Government Money Market Fund	•	e	e	•	e	•	•	•	•	•	•	•	•	•

Category 5
American Funds College Target Date Series (all funds except American Funds College Enrollment Fund)	na	na	na	•	•	•	na	na	na	na	na	na	na	na

Class F-1, Class F-2, Class F-3, and Class 529-F-1 shares are available for purchase pursuant to a separate agreement.

• Share class is available

e Share class is available for exchanges only

na Share class is not available

Schedule B

Retirement Plan Recordkeeping Solutions

American Funds Retirement Plan Services makes available retirement plan recordkeeping solutions. As a member of the Selling Group, you have access to these retirement plan recordkeeping solutions under the terms set forth below. With respect to sales you make through our retirement plan recordkeeping solutions, we will pay you as servicing dealer ongoing compensation on a quarterly basis, at the applicable annual rate set forth below, based on the average daily net asset value of Eligible Plan Assets that are held in a Plan assigned to you at the end of the quarter for which payment is made. For purposes of this Agreement, Eligible Plan Assets means total Plan assets (including assets invested in American Funds and other mutual funds or investment options approved for use) maintained on our recordkeeping system, excluding (i) assets held in self-directed brokerage accounts, (ii) employer stock and (iii) any other investment option not approved for use. Compensation will not vary based upon the selection of available investment options and will accrue on a calendar-quarter basis and shall be paid within 30 days following the end of the quarter for which such fees are payable. The payment of this compensation is subject to the limitations contained in each American Funds’ Plan of Distribution and may be varied or discontinued at any time.

1. RecordkeeperDirect (American Funds Only)

Share Class	Annual Compensation Rate
Class A Shares*	0.25%
Class R-2 Shares	0.75%
Class R-3 Shares	0.50%
Class R-4 Shares	0.25%
Class R-5 Shares	No compensation paid

* Class A shares are not available to new plans. No upfront commissions are paid on Class A shares held through the RecordkeeperDirect Program.

2. PlanPremier (TPA & Bundled)

Eligible Plan Assets	Annual Compensation Rate
Eligible Plan Assets that include American Funds Class R-2 Shares	0.65%
Eligible Plan Assets that include American Funds Class R-2E Shares	0.50%
Eligible Plan Assets that include American Funds Class R-3 Shares	0.35%
Eligible Plan Assets that include American Funds Class R-4 Shares*	0.25%
Eligible Plan Assets that include American Funds Class R-5 Shares	No compensation paid
Eligible Plan Assets that include American Funds Class R-5E Shares	No compensation paid
Eligible Plan Assets that include American Funds Class R-6 Shares	No compensation paid

* For certain grandfathered Class R-4 plans, the annual compensation rate is 0.20%.

* Except U.S. Government Securities Fund, which pays service fees at the 0.25% rate on all shares held at least 12 months.

Class F Share Participation Agreement

Ladies and Gentlemen:

We have entered into a principal underwriting agreement with each Fund in The American Funds Group (Funds) under which we are appointed exclusive agent for the sale of Class F-1 shares, Class F-2 shares, and Class F-3 shares of the Funds (together Shares or Class F shares). You have represented that you maintain a fee-based program(s) or you place trades for your representatives, your affiliates, or third-party broker-dealers that maintain fee-based programs (Program or Programs) under which your or their clients (Clients) may purchase shares of participating open-end investment companies at net asset value. We are willing to make available to you Shares of the Funds as are qualified for sale in your state for purchase by Clients through the Program(s), subject to the terms and conditions below and the Fund Prospectuses.

1.      Authorization to Sell

You may offer to non-retirement plan Clients that are participating in the Program, Shares of the Funds only at the regular public price currently determined by the respective Funds in the manner described in their offering Prospectuses. The offering Prospectuses and this Agreement set forth the terms applicable to your making Fund Shares available to your clients and all other representations or documents are subordinate. If you offer Class A shares of the Funds on a load-waived basis pursuant to an Addendum to your American Funds Selling Group Agreement, that Addendum is terminated as to any new accounts effective March 15, 2001. However, you may continue to offer Class A shares of the Funds on a load-waived basis to accounts existing on March 15, 2001. Class F shares are not available to retirement plan Clients, only Class R shares may be used. The terms of your Selling Group Agreement with us will control that arrangement.

2.      Compensation for Sales of Fund Shares

a.	In consideration of your making Class F-1 shares of the Funds available through the Program, we will pay you compensation on a quarterly basis at the annual rate of 0.25% of the average daily net asset value of Class F-1 shares of Funds listed on Schedule A that are held in an account assigned to you. Such fee shall be paid within 30 days following the end of the quarter for which such fees are payable (currently the quarters are February, May, August and November). In order to receive a service fee for a particular quarter, the fee must amount to at least $10. The payment of this compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time. No compensation shall be paid under this Agreement on Class F-2 or Class F-3 shares of the Funds.

b.	If you offer American Funds U.S. Government Money Market Fund, you acknowledge and agree that we may discontinue making payments of 12b-1 fees in respect of American Funds U.S. Government Money Market Fund if the

fund’s investment adviser determines, in its sole discretion, that the yield on the fund’s portfolio securities does not support such payments. We currently intend to make these payments under this Agreement.

c.	You agree that if you are assigned to an account holding Class F-1 shares of the Funds that were converted from Class C shares of the Funds and those Class F-1 shares are held outside of a Program, you will pass through a portion of the fee paid under this section to the financial adviser associated with the account.

3.      Compensation for Services

You may be eligible to receive compensation for providing certain services in respect of Shares of the Funds if you meet the requirements of and enter into a Dealer Services Agreement with American Funds Service Company.

4.      Order Processing

a. Any order by you for the purchase of Shares of the respective Funds through us shall be accepted at the time when it is received by us (or any clearing house agency that we may designate from time to time), and at the offering and sale price next determined, unless rejected by us or the respective Funds. In addition to the right to reject any order, the Funds have reserved the right to withhold Shares from sale temporarily or permanently. We will not accept any order from you that is placed on a conditional basis or subject to any delay or contingency prior to execution. The Shares purchased will be issued by the respective Funds only against receipt of the purchase price, in collected New York or Los Angeles

Clearing House funds. If payment for the Shares purchased is not received within three days after the date of confirmation the sale may be cancelled, by us or by the respective Funds, without any responsibility or liability on our part or on the part of the Funds. In such event, we and/or the respective Funds may hold you responsible for any loss,

expense, liability or damage, including loss of profit suffered by us and/or the respective Funds resulting from your delay or failure to make payment as aforesaid.

b.	You shall place orders for the purchase and redemption of Shares as described in the Dealer Services Agreement with American Funds Service Company.

5. Timeliness of Submitting Orders

a. You are obliged to date and indicate the time of receipt of all orders you receive from your clients and to transmit promptly all orders to us in time to provide for processing at the price next determined after receipt by you, in accordance with the Prospectuses. You are not to withhold placing with us orders received from any customers for the purchase of Shares. You shall not purchase Shares through us except for the purpose of covering purchase orders already received by you, or for your bona fide investment.

b. You confirm that you have policies and procedures in place to ensure that only those orders received by you by 4:00 p.m.

Eastern Time on any business day will be submitted to us to receive that business day’s price. Orders received by you after 4:00 p.m. Eastern Time must be executed at the price next determined after the order was received by you.

6. Processing Redemption Requests

You shall not purchase any Share of any of the Funds from a record holder at a price lower than the net asset value next determined by or for the Funds’ Shares. You shall, however, be permitted to sell any shares for the account of a shareholder of the Funds at the net asset value currently quoted by or for the Funds’ shares, and may charge a fair service fee for handling the transaction provided you disclose the fee to the record owner.

7. Prospectuses and Marketing Materials

We shall furnish you without charge reasonable quantities of offering Prospectuses (including any supplements currently in effect), current shareholder reports of the Funds, and sales materials issued by us from time to time. In the purchase of Shares through us, you are entitled to rely only on the information contained in the offering Prospectus(es). You may not publish any advertisement or distribute sales literature or other written material to the public that makes reference to us or any of the Funds (except material that we furnished to you) without our prior written approval.

8. Effect of Prospectus

This Agreement is in all respects subject to statements regarding the sale and repurchase or redemption of Shares made in offering Prospectuses of the Funds, and to the applicable Rules of the Financial Industry Regulatory Authority (FINRA), which shall control and override any provision to the contrary in this Agreement

9. Relationship of Parties

You shall make available Shares of the Funds only through us. In no transaction (whether of purchase or sale) shall you have any authority to act as agent for, partner of, or participant in a joint venture with us or with the Funds or any other entity having an Agreement with us.

10. State Securities Qualification

We act solely as agent for the Funds and are not responsible for qualifying the Funds or their Shares for sale in any jurisdiction. Upon written request, we will provide you with a list of the jurisdictions in which the Funds or their Shares are qualified for sale. We also are not responsible for the issuance, form, validity, enforceability or value of Fund Shares.

11. Representations

a.	You represent that you are (a)(i) a properly registered or licensed broker or dealer under applicable federal and state securities laws and regulations, (ii) a member of FINRA and (iii) not currently under an order suspending or terminating your membership with FINRA, or (b) an entity that is affiliated with a FINRA-registered broker-dealer firm. (The provisions of this section do not apply to a broker or dealer located in a foreign country and doing business outside the jurisdiction of the United States.)

b.	Each party to this Agreement represents that it will comply with all applicable laws, including applicable state privacy laws.

c.	Each party agrees to notify the other party immediately in writing if the foregoing representations cease to be true to a material extent.

12. Confidentiality

Each party to this Agreement agrees to maintain all information received from the other party pursuant to this Agreement in confidence, and each party agrees not to use any such information for any purpose, or disclose any such information to any person, except as permitted by applicable laws, rules and regulations. This provision shall survive the termination of this Agreement.

13. Termination

Either of us may cancel this Agreement at any time by written notice to the other.

14. Notices

All communications to us should be sent to the following address:

American Funds Distributors, Inc.

Attn: Contract Administration
3500 Wiseman Boulevard
San Antonio, TX 78251-4321

Telephone No.: 800/421-5475, ext 8

Facsimile No.: 210/474-4088

Any notice to you shall be duly given if mailed or sent by overnight courier to you at the address specified by you below.

15. Miscellaneous

We reserve the right not to pay any compensation more than six (6) months in arrears in respect of accounts and/or assets that were not timely identified as eligible for compensation pursuant to this Agreement.

* * * * *

Execute this Agreement in duplicate and return one of the duplicate originals to us for our file. This Agreement (i) may be amended by notification from us and orders received following such notification shall be deemed to be an acceptance of any such amendment; (ii) may be electronically stored and the electronic copy shall constitute a true, complete, valid, authentic and enforceable record of the Agreement; and (iii) shall be construed in accordance with the laws of the State of California.

Very truly yours,

American Funds Distributors, Inc.

By

Matthew P. O’Connor

President

Accepted:

________________________________________________

Firm

By_____________________________________________

Officer or Partner

________________________________________________

Print Name

________________________________________________

Title

Address:

________________________________________________

________________________________________________

Date:

________________________________________________

Schedule A

July 29, 2016

(supersedes all previous versions of Schedule A)

AMCAP Fund	EuroPacific Growth Fund
American Balanced Fund	Fundamental Investors
American Funds Corporate Bond Fund	The Growth Fund of America
American Funds Developing World Growth and Income Fund	The Income Fund of America
American Funds Emerging Markets Bond Fund	Intermediate Bond Fund of America
American Funds Global Balanced Fund	International Growth and Income Fund
American Funds Inflation Linked Bond Fund	The Investment Company of America
American Funds Mortgage Fund	Limited Term Tax-Exempt Bond Fund of America
American Funds Portfolio Series	The New Economy Fund
American Funds Retirement Income Portfolio Series	New Perspective Fund
American Funds Short-Term Tax-Exempt Bond Fund	New World Fund
American Funds Strategic Bond Fund	Short-Term Bond Fund of America
American Funds Target Date Retirement Series	SMALLCAP World Fund
American Funds Tax-Exempt Fund of New York	The Tax-Exempt Bond Fund of America
American Funds U.S. Government Money Market Fund	The Tax-Exempt Fund of California
American High-Income Municipal Bond Fund	U.S. Government Securities Fund
American High-Income Trust	Washington Mutual Investors Fund
American Mutual Fund
The Bond Fund of America
Capital Income Builder
Capital World Bond Fund
Capital World Growth and Income Fund

Bank/Trust Company Participation Agreement

for Class F Shares

Ladies and Gentlemen:

We have entered into a principal underwriting agreement with each Fund in The American Funds Group (Funds) under which we are appointed exclusive agent for the sale of Class F-1 shares, Class F-2 shares and Class F-3 shares of the Funds (together Shares or Class F shares). You have represented that you maintain fee-based program(s) (Program) under which you and your clients (Clients) may purchase shares of participating open-end investment companies at net asset value and you charge those Clients an asset-based fee or other fees tied to the value of their holdings. You have indicated that you wish to act as agent for your customers in connection with the purchase and redemption of Shares of the Funds as are qualified for sale in your state for purchase by Clients through the Program(s), subject to the terms set forth below and in the Fund Prospectuses.

1. Authorization

a.	You may offer to non-retirement plan Clients that are participating in the Program, Shares of the Funds only at the regular public price currently determined by the respective Funds in the manner described in their offering Prospectuses. The offering Prospectuses and this Agreement set forth the terms applicable to sales of Shares of the Funds through you and all other representations or documents are subordinate. In placing orders for the purchase and sale of Shares of the Funds, you will be acting as agent for your customers. We shall execute transactions for each of your customers only upon your authorization. Class F shares are not available to retirement plan Clients, only Class R shares may be used and the terms of your American Funds Bank/Trust Company Selling Group Agreement will control that arrangement.

2. Compensation for Sales of Fund Shares

a. In consideration of your making Class F-1 shares of the Funds available through the Program, we will pay you compensation from the Funds’ 12b-1 Plans on a quarterly basis at the annual rate of 0.25% of the average daily net asset value of Class F-1 shares of Funds listed on Schedule A that are held in an account assigned to you. Such fee shall be paid within 30 days following the end of the quarter for which such fees are payable (currently the quarters are February, May, August and November). In order to receive a service fee for a particular quarter, the fee must amount to at least $10. The payment of this compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time. No compensation shall be paid under this Agreement on Class F-2 shares or Class F-3 shares of the Funds.

b.	If you offer American Funds U.S. Government Money Market Fund, you acknowledge and agree that we may discontinue making payments of 12b-1 fees in respect of American Funds U.S. Government Money Market Fund if the fund’s investment advisor determines, in its sole discretion, that the yield on the fund’s portfolio securities does not support such payments. We currently intend to make these payments under this Agreement.

c. You represent that you have received a legal opinion that your receipt of 12b-1 distribution fees will not violate any applicable federal or state laws or regulations.

3.      Compensation for Services

You may be eligible to receive compensation for providing certain services in respect of Shares of the Funds if you meet the requirements of and enter into a Bank Services Agreement with American Funds Service Company.

4. Order Processing

Any order by you for the purchase of Shares of the respective Funds through us shall be accepted at the time when it is received by us (or any clearinghouse agency that we may designate from time to time), and at the offering and sale price next determined, unless rejected by us or the respective Funds. In addition to the right to reject any order, the Funds have reserved the right to withhold Shares from sale temporarily or permanently. We will not accept any order from you that is placed on a conditional basis or subject to any delay or contingency prior to execution. The procedure relating to the handling of orders shall be subject to the rules of the National Securities Clearing Corporation (NSCC) and any instructions that we shall forward from time to time to all members of the Selling Group. The Shares purchased will be issued by the respective Funds only against receipt of the purchase price, in collected New York or Los Angeles Clearing House funds subject to deduction of all compensation on such sale (reallowance of any compensation to which you are entitled on purchases at net asset value will be paid through our direct purchase compensation system). If payment for the Shares purchased is not received within the time limits set forth by the NSCC, the sale may be cancelled forthwith, by us or by the respective Funds, without any responsibility or liability on our part or on the part of the Funds, and we and/or the respective Funds may hold you responsible for any loss, expense, liability or damage, including loss of profit suffered by us and/or the respective Funds resulting from your delay or failure to make payment as aforesaid.

5. Timeliness of Submitting Orders

a.	You are obliged to date and indicate the time of receipt of all orders you receive from your customers and to transmit promptly all orders to us in time to provide for processing at the price next determined after receipt by you, in accordance with the Prospectuses. You are not to withhold placing with us orders received from any customers for the purchase of Shares. You shall not purchase Shares through us except for the purpose of covering purchase orders already received by you, or for your bona fide investment.

b.	You confirm that you have policies and procedures in place to ensure that only those orders received by you by 4:00 p.m. Eastern Time on any business day will be submitted to us to receive that business day’s price. Orders received by you after 4:00 p.m. Eastern Time must be executed at the price next determined after the order was received by you.

6. Processing Redemption Requests

You shall not purchase any share of any of the Funds from a record holder at a price lower than the net asset value next determined by or for the Funds’ Shares. You shall, however, be permitted to sell any Shares for the account of a shareholder of the Funds at the net asset value currently quoted by or for the Funds’ Shares, and may charge a fair service fee for handling the transaction provided you disclose the fee to the record owner.

7. Prospectuses and Marketing Materials

We shall furnish you without charge reasonable quantities of offering Prospectuses (including any supplements currently in effect) current shareholder reports of the Funds, and sales materials issued by us from time to time. In the purchase of Shares through us, you are entitled to rely only on the information contained in the offering Prospectus(es). You may not publish any advertisement or distribute sales literature or other written material to the public that makes reference to us or any of the Funds (except material that we furnished to you) without our prior written approval.

8. Effect of Prospectus

This Agreement is in all respects subject to statements regarding the sale and repurchase or redemption of Shares made in offering Prospectuses of the Funds, which shall control and override any provision to the contrary in this Agreement. Notwithstanding any contrary provision in this Agreement, you shall comply with the terms of the Prospectuses of the Funds.

9. Relationship of Parties

You shall make available Shares of the Funds only through us. In no transaction (whether of purchase or sale) shall you have any authority to act as agent for, partner of, or participant in a joint venture with us or with the Funds or any other entity having either a Bank Selling Group Agreement or other Agreement with us.

10. State Securities Qualification

We act solely as agent for the Funds and are not responsible for qualifying the Funds or their Shares for sale in any jurisdiction. Upon written request we will provide you with a list of the jurisdictions in which the Funds or their Shares are qualified for sale. We also are not responsible for the issuance, form, validity, enforceability or value of Fund Shares.

11. Representations

a.	You represent that you are (a) a properly registered or licensed broker or dealer under applicable federal and state securities laws and regulations, a member of the Financial Industry Regulatory Authority (FINRA), and your membership with FINRA is not currently suspended or terminated or (b) a "bank" as defined in Section 3(a)(6) of the Securities Exchange Act of 1934 (or other financial institution) and not otherwise required to register as a broker or dealer under such Act or any state laws. You agree to notify us immediately in writing if this representation ceases to be true. You also agree that, if you are a bank or other financial institution as set forth above, you will comply with the applicable rules of FINRA, that you will maintain adequate records with respect to your customers and their transactions, and that such transactions will be without recourse against you by your customers. We recognize that, in addition to applicable provisions of state and federal securities laws, you may be subject to the provisions of other laws governing, among other things, the conduct of activities by federal and state-

chartered and supervised financial institutions and their affiliated organizations. Because you will be the only entity having a direct relationship with the customer in connection with securities purchases hereunder, you will be responsible in that relationship for insuring compliance with all applicable federal and state laws and regulations relating to securities purchases hereunder.

b.	Each party to this Agreement represents that it will comply with all applicable laws, including applicable state privacy laws.

c. Each party agrees to notify the other party immediately in writing if the foregoing representations cease to be true to a material extent.

12. Confidentiality

Each party to this Agreement agrees to maintain all information received from the other party pursuant to this Agreement in confidence, and each party agrees not to use any such information for any purpose, or disclose any such information to any person, except as permitted by applicable laws, rules and regulations. This provision shall survive the termination of this Agreement.

13. Termination

Either of us may cancel this Agreement at any time by written notice to the other.

14. Notices

All communications to us should be sent to the following address:

American Funds Distributors, Inc.

Attn: Contract Administration

3500 Wiseman Boulevard

San Antonio, TX 78251-4321

Telephone No.: 800/421-5475, ext 8

Facsimile No.: 210/474-4088

Any notice to you shall be duly given if mailed or sent by overnight courier to you at the address specified by you below.

15. Miscellaneous

We reserve the right not to pay any compensation more than six (6) months in arrears in respect of accounts and/or assets that were not timely identified as eligible for compensation pursuant to this Agreement.

* * * * *

Execute this Agreement in duplicate and return one of the duplicate originals to us for our file. This Agreement: (i) may be amended by notification from us and orders received following such notification shall be deemed to be an acceptance of any such amendment; (ii) may be electronically stored and the electronic copy shall constitute a true, complete, valid, authentic and enforceable record of the Agreement; and (iii) shall be construed in accordance with the laws of the State of California.

Very truly yours,

American Funds Distributors, Inc.

By ______________________________________

Matthew P. O’Connor

President

Accepted

__________________________________________

Firm

By_______________________________________

Officer or Partner

Address:

__________________________________________

__________________________________________

Date:

__________________________________________

Schedule A

July 29, 2016

(supersedes all previous versions of Schedule A)

AMCAP Fund	EuroPacific Growth Fund
American Balanced Fund	Fundamental Investors
American Funds Corporate Bond Fund	The Growth Fund of America
American Funds Developing World Growth and Income Fund	The Income Fund of America
American Funds Emerging Markets Bond Fund	Intermediate Bond Fund of America
American Funds Global Balanced Fund	International Growth and Income Fund
American Funds Inflation Linked Bond Fund	The Investment Company of America
American Funds Mortgage Fund	Limited Term Tax-Exempt Bond Fund of America
American Funds Portfolio Series	The New Economy Fund
American Funds Retirement Income Portfolio Series	New Perspective Fund
American Funds Short-Term Tax-Exempt Bond Fund	New World Fund
American Funds Strategic Bond Fund	Short-Term Bond Fund of America
American Funds Target Date Retirement Series	SMALLCAP World Fund
American Funds Tax-Exempt Fund of New York	The Tax-Exempt Bond Fund of America
American Funds U.S. Government Money Market Fund	The Tax-Exempt Fund of California
American High-Income Municipal Bond Fund	U.S. Government Securities Fund
American High-Income Trust	Washington Mutual Investors Fund
American Mutual Fund
The Bond Fund of America
Capital Income Builder
Capital World Bond Fund
Capital World Growth and Income Fund